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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      October 12, 2001 (September 28, 2001)



                         AMERICAN TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)





        Delaware                   0-24248                 87-0361799
        --------                  -------                 ----------
(State or other jurisdiction of   (Commission         (I.R.S. Empl. Ident. No.)
incorporation or organization)     File Number)




          13114 Evening Creek Drive South, San Diego, California 92128
               (Address of principal executive offices) (Zip Code)



                                 (858) 679-2114
              (Registrant's telephone number, including area code)





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ITEM 5.    OTHER EVENTS
-------    ------------

On September 28, 2001 the Company sold for cash in a private offering an aggregate of $1,000,000 of unsecured 12% Convertible Subordinated Promissory Notes due December 31, 2002 ("Notes") to accredited investors. On October 11, 2001 the Company completed the sale of an additional $950,000 of the Notes to accredited investors. The principal and interest amount of each Note may at the election of the Note holder be converted one or more times into fully paid and nonassessable shares of common stock, $.00001 par value, of the Company, at a price of $2.00 per share. The Notes may be called by the Company for conversion if the market price exceeds $5.00 per share for five days and certain conditions are met.

Each purchaser was granted a warrant to purchase one common share of the Company at $2.00 per share until September 30, 2006 ("Warrant") for each $2.00 of Notes (aggregate Warrants exercisable into 975,000 shares).

The Company is not required to register the stock underlying the Notes or Warrants but the holders have certain piggyback registration rights. The securities have antidilution rights reducing the conversion and exercise price for certain issuances of equity securities by the Company at an effective price below the applicable conversion or exercise price of the Notes and Warrants.

The securities were offered and sold without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemption provided by
Section 4(2) thereunder and/or Regulation D. The securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act.

Net proceeds from the sale of the Notes of approximately $1,950,000 are being applied for working capital primarily related to providing HyperSonic Sound transducers to licensees, providing NeoPlanar(TM) transducers to high-end customers and for general marketing and corporate expenses.

This Current Report on Form 8-K ("Form 8-K") is neither an offer to sell nor a solicitation of an offer to buy any of these securities. This Form 8-K is being filed pursuant to and in accordance with Rule 135c under the Act.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
------     ---------------------------------

(a) Financial statements of businesses acquired.
       None

(b) Pro forma financial information.
       None

(c) Exhibits


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         4.11 Form of 12% Convertible Subordinated Promissory Note due December
31, 2002 aggregating $1,950,000 granted to accredited investors (individual notes differ as to holder, amount and issuance date).

         4.12 Form of Stock Purchase Warrant exercisable until September 30, 2006 granted to accredited investors for an aggregate of 975,000 common shares (individual warrants differ as to holder, number of shares and issuance date).

         99.1 Shareholder Communication, dated October 3, 2001 re: Thomson


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERICAN TECHNOLOGY CORPORATION



Date: October 12, 2001                     By: /s/ Renee Warden
                                               ------------------------
                                               Renee Warden
                                               Chief Accounting
                                               Officer, Treasurer and
                                               Secretary